                                                                    EXHIBIT 99.4

                                EIGHTH AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "EIGHTH AMENDMENT") is executed as of the 20th day of December, 2004, by and among Maverick Tube Corporation, a Delaware corporation (the "COMPANY"), SeaCAT, L.P., a Texas limited partnership ("SEACAT"), SEAC Acquisition, LLC, a Delaware limited liability company ("SEAC"), Maverick C&P, Inc., a Delaware corporation ("C&P"), Maverick Investment, LLC, a Delaware limited liability company ("INVESTMENT"), Maverick Tube, L.P., a Delaware limited partnership ("TUBE"), Precision Tube Holding, LLC, a Delaware limited liability company ("HOLDING"), Maverick GP, LLC, a Delaware limited liability company ("MAVERICK GP"), Precision GP, LLC, a Delaware limited liability company ("PRECISION GP"), Precision Tube Technology, L.P., a Texas limited partnership ("PRECISION" and collectively with the Company, SeaCAT, SEAC, C&P, Investment, Tube, Holding, Maverick GP and Precision GP, the "US BORROWERS" and individually, a "US BORROWER"), Prudential Steel Ltd., an Alberta corporation ("PRUDENTIAL"), Maverick Exchangeco (Nova Scotia) ULC, a Nova Scotia unlimited liability company ("EXCHANGECO"), Maverick Tube (Canada) Inc., an Alberta corporation ("TUBE CANADA"), Precision Tube Canada Limited, an Alberta corporation ("PRECISION CANADA"), Maverick Tube Canada LP, an Alberta limited partnership ("CANADA LP"), Maverick Tube Canada GP, Ltd., an Alberta limited corporation ("CANADA GP"), Maverick Tube Canada ULC, a Nova Scotia unlimited liability company ("MAVERICK ULC"), Maverick Tube International Holdings, Inc., a Delaware corporation ("INTERNATIONAL HOLDINGS"), Prudential Steel Holdings, ULC, a Nova Scotia unlimited liability company ("PRUDENTIAL HOLDINGS", and collectively with Prudential, Exchangeco, Tube Canada, Precision Canada, Canada LP, Canada GP, Maverick ULC and International Holdings, the "CANADIAN BORROWERS" and individually, a "CANADIAN BORROWER") (the US Borrowers and the Canadian Borrowers are together referred to herein as the "BORROWERS" and individually, a "BORROWER"), JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), individually as a Lender, as an Issuing Bank, as the Swingline Lender and as the Administrative Agent, CIT Business Credit Canada Inc., individually as a Lender, as an Issuing Bank and as the Canadian Administrative Agent, General Electric Capital Corporation, as a Lender and as the Documentation Agent, and each of the other Lenders that is a signatory hereto.

                                   WITNESSETH:

         WHEREAS, the Borrowers, the Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 31, 2002 (as amended from time to time, the "CREDIT AGREEMENT;" unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to this Eighth Amendment), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein; and

         WHEREAS, the Company has advised the Administrative Agent and the Lenders that it intends to issue the Exchange Notes in an aggregate amount up to $120,000,000; and

         WHEREAS, the issuance of the Exchange Notes is prohibited under the terms of the Credit Agreement; and

         WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement to permit the issuance of the Exchange Notes; and

         WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to the Borrowers' requests.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS. In reliance on the representations, warranties, covenants and agreements contained in this Eighth Amendment, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 1.

                  1.1 AMENDED DEFINITIONS. The definitions of "CHANGE OF CONTROL," "EQUITY," "FINANCING DOCUMENTS" and "FIXED CHARGE COVERAGE RATIO" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

                  "CHANGE OF CONTROL" shall be deemed to occur at any time when any of the following occurs: (a) any Unrelated Person or any Unrelated Persons, acting together, which would constitute a Group together with any Affiliates or Related Persons thereof (in each case also constituting Unrelated Persons) shall at any time either (1) Beneficially Own more than 30% of the aggregate voting power of all classes of Voting Stock of the Company, or (2) succeed in having a sufficient number of its or their nominees elected to the Board of Directors of the Company such that such nominees, when added to any existing director remaining on the Board of Directors of the Company after such election who is an Affiliate or Related Person of such Person or Group, shall constitute a majority of the Board of Directors of the Company, (b) the Company ceasing to directly or indirectly own 100% of the issued and outstanding Equity of each other Credit Party on a fully diluted basis, (c) so long as any of the CCS Notes are outstanding, the occurrence of a "Fundamental Change" as defined in the Indenture referenced in the definition of CCS Note Documents, or (d) so long as any of the Exchange Notes are outstanding, the occurrence of a "Fundamental Change" as defined in the Exchange Notes Indenture. As used herein (1) "BENEFICIALLY OWN" means "beneficially own" as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, or any successor provision thereto; provided, however, that, for purposes of this definition, a Person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates until such tendered securities are accepted for purchase or exchange; (2) "GROUP" means a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended; (3) "UNRELATED PERSON" means at any time any Person other than the Company; and (4) "RELATED PERSON" of any Person means any other Person owning (A) 10% or more of the outstanding common stock of such Person or (B) 10% or more of the Voting Stock of such Person.

                  "EQUITY" shall mean shares of capital stock or a partnership, profits, capital or member interest, or options, warrants or any other right to substitute for or otherwise acquire the capital stock or a partnership, profits, capital or member interest of any Credit Party and shall expressly include all "stock appreciation rights," "phantom stock," "profit participations" and other similar interests; provided, that, for purposes of Section 7.5 of this Agreement only, the exchange of CCS Notes for Exchange Notes shall not be deemed to be a retirement or other acquisition of Equity.

                  "FINANCING DOCUMENTS" shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Notes, the Security Instruments, the Applications, Borrowing Requests, Borrowing Base Reports, the Cash Collateral Account Agreements, the Canadian Fee Letter, the Fee Letter, and the other documents, instruments or agreements described in Section
         3.1 and Section 3.2, together with any other document, instrument or agreement (other than participation, agency or similar agreements among the Lenders or between any Lender and any other bank or creditor with respect to any indebtedness or obligations of the Company or its Subsidiaries hereunder or thereunder) now or hereafter entered into in connection with the Loans, the Lender Indebtedness or the Collateral, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

                  "FIXED CHARGE COVERAGE RATIO" shall mean, as to the Company and its Subsidiaries on a consolidated basis, determined for any period, the ratio of (a) EBITDA for such period minus the sum of (1) Non Financed Capital Expenditures made during such period, plus (2) cash taxes paid during such period, plus (3) cash distributions or dividends actually paid during such period by the Company to its stockholders and all amounts paid by the Company to repurchase Equity from its stockholders during such period, to (b) the sum of (1) scheduled principal payments on Funded Indebtedness during such period (including scheduled reductions in the Canadian Equipment Component and the US Equipment Component assuming that such reduction commenced on April 1, 2002), plus (2) Adjusted Interest Expense for such period, plus (3) principal payments on the Exchange Notes and the CCS Notes and payments made to repurchase, redeem or otherwise retire the Exchange Notes or the CCS Notes (including any Principal Return Payment) during and after such period (any such payments made after such period shall be included as if such payments had occurred on the first day of such period).

                  1.2 ADDITIONAL DEFINITIONS. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following defined terms:

                  "EIGHTH AMENDMENT" shall mean the Eighth Amendment to Amended and Restated Credit Agreement dated as of December 20, 2004, by and among the Borrowers, the Administrative Agent and the Lenders.

                  "EXCHANGE NOTE DOCUMENTS" shall mean the Exchange Notes, the Exchange Notes Indenture and each other material document, instrument or agreement to which the Company or any of its Subsidiaries is or may hereafter become a party pertaining to the Exchange Notes.

                  "EXCHANGE NOTES" shall mean the 4.00% Convertible Senior Subordinated Notes due 2033 to be issued by the Company in an aggregate principal amount not exceeding $120,000,000 and having the terms set forth in the Exchange Notes Indenture.

                  "EXCHANGE NOTES INDENTURE" means the Indenture dated December 30, 2004, related to the Company's 2004 4.00% Convertible Senior Subordinated Notes due 2033 and attached as Exhibit A to the Eighth Amendment.

                  "PRINCIPAL RETURN PAYMENT" shall have the meaning set forth in
         Section 7.27 hereto.

                  1.3 AMENDMENT TO PERMITTED INDEBTEDNESS COVENANT. Clause (k) of Section 7.2 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

                  (k) The Indebtedness evidenced by the CCS Notes and the Exchange Notes (provided that the aggregate principal amount of the Exchange Notes is equal to the aggregate principal amount of CCS Notes received by the Company (and immediately retired) in exchange for the issuance of the Exchange Notes).

                  1.4 AMENDMENT TO DESIGNATION OF "DESIGNATED SENIOR INDEBTEDNESS" COVENANT. Section 7.25 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

                  Section 7.25 DESIGNATION OF "DESIGNATED SENIOR INDEBTEDNESS". Designate any Indebtedness other than the Lender Indebtedness as (a) "Designated Senior Indebtedness" (as defined in the Indenture referenced in the definition of CCS Note Documents) for purposes of the CCS Note Documents, and (b) "Designated Senior Indebtedness" (as defined in the Exchange Notes Indenture) for purposes of the Exchange Note Documents.

                  1.5 ADDITION OF COVENANT. A new Section 7.27 is hereby added to the Credit Agreement to read in full as follows:

                  Section 7.27. EXCHANGE NOTES CONVERSION. Make any payment of principal with respect to the Exchange Notes or any payment to repurchase, redeem or otherwise retire any of the Exchange Notes, including the payment in cash of any Principal Return (as defined in the Exchange Notes Indenture), or permit any Credit Party to do the foregoing, except the Company may pay Principal Return with respect to (and deliver the other consideration in respect of the Conversion Value (as defined in the Exchange Notes Indenture), as contemplated by the Exchange Notes, upon conversion thereof) Exchange Notes presented for conversion pursuant to and in accordance with the terms of the Exchange Notes Indenture (each such payment in respect of Principal Return being, a "PRINCIPAL RETURN PAYMENT") so long as (a) the Borrowers' Fixed Charge Coverage Ratio for the Rolling Period most recently ended for which Current Information is available as of the date of such Principal Return Payment is not less than 1.00 to 1.00 and assuming that for purposes of calculating the Fixed Charge Coverage Ratio for such Rolling Period such Principal Return Payment occurred on the first day of such applicable Rolling Period, and (2) no Default exists or will exist after giving effect to such Principal Return Payment.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. In order to induce each Agent and each Lender to enter into this Eighth Amendment, the Borrowers hereby jointly and severally represent and warrant to each Agent and each Lender that:

                  2.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of each Borrower contained in the Financing Documents is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

                  2.2 DUE AUTHORIZATION, NO CONFLICTS. The execution, delivery and performance by the Borrowers of this Eighth Amendment and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Eighth Amendment, are within the Borrowers' corporate, partnership, unlimited liability company, or limited liability company powers, as applicable, have been duly authorized by all necessary corporate, partnership, unlimited liability company or limited liability company action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrowers or their Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrowers or their Subsidiaries except for Permitted Liens.

                  2.3 VALIDITY AND BINDING EFFECT. This Eighth Amendment and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Eighth Amendment each constitutes the valid and binding obligations of the applicable Borrowers enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

                  2.4 ABSENCE OF DEFAULTS. Neither a Default nor an Event of Default has occurred which is continuing.

                  2.5 NO DEFENSE. No Borrower has any defense to payment, counterclaim or rights of set-off with respect to the Lender Indebtedness on the date hereof.

         SECTION 3. MISCELLANEOUS.

                  3.1 REAFFIRMATION OF FINANCING DOCUMENTS; EXTENSION OF LIENS. Any and all of the terms and provisions of the Credit Agreement and the Financing Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby extends each Lien granted by such Borrower to secure the Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) until the Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) has been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Lender Indebtedness (or Canadian Lender Indebtedness in the use of Canadian Borrowers) or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

                  3.2 FEES AND EXPENSES. The Borrowers hereby agree to pay on demand all fees and expenses due and owning in connection with this Eighth Amendment, including, without limitation, all fees and expenses of Vinson & Elkins L.L.P., counsel to the Administrative Agent.

                  3.3 PARTIES IN INTEREST. All of the terms and provisions of this Eighth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

                  3.4 COUNTERPARTS, EFFECTIVENESS OF EIGHTH AMENDMENT. This Eighth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Eighth Amendment until this Eighth Amendment has been executed by each Borrower and the Required Lenders, at which time this Eighth Amendment shall be binding on, enforceable against and inure to the benefit of the Borrowers, each Agent and all Lenders. Facsimiles shall be effective as originals.

                  3.5 COMPLETE AGREEMENT. THIS Eighth Amendment, THE CREDIT AGREEMENT AND THE OTHER FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  3.6 HEADINGS. The headings, captions and arrangements used in this Eighth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Eighth Amendment, nor affect the meaning thereof.

                  3.7 NO IMPLIED WAIVERS. No failure or delay on the part of the Lenders or the Agents in exercising, and no course of dealing with respect to, any right, power or privilege under this Eighth Amendment, the Credit Agreement or any other Financing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Eighth Amendment, the Credit Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  3.8 REVIEW AND CONSTRUCTION OF DOCUMENTS. The Borrowers hereby acknowledge, and represent and warrant to the Lenders, that (a) the Borrowers have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Eighth Amendment with their legal counsel, (b) the Borrowers have reviewed this Eighth Amendment and fully understand the effects thereof and all terms and provisions contained herein,
(c) the Borrowers have executed this Eighth Amendment of their own free will and volition, and (d) this Eighth Amendment shall be construed as if jointly drafted by the Borrowers and the Lenders. The recitals contained in this Eighth Amendment shall be construed to be part of the operative terms and provisions of this Eighth Amendment.

                  3.9 ARMS-LENGTH/GOOD FAITH. This Eighth Amendment has been negotiated at arms-length and in good faith by the parties hereto.

                  3.10 INTERPRETATION. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Eighth Amendment are for convenience only and shall not affect the interpretation of this Eighth Amendment.

                  3.11 SEVERABILITY. In case any one or more of the provisions contained in this Eighth Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Eighth Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                  3.12 FURTHER ASSURANCES. The Borrowers agree to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by the Lenders or the Agents as necessary or advisable to carry out the intents and purposes of this Eighth Amendment.

                  3.13 WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF THE BORROWERS, THE AGENTS, THE ISSUING BANKS AND THE LENDERS (i) IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (iv) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS EIGHTH AMENDMENT, THE CREDIT AGREEMENT, THE OTHER FINANCING DOCUMENTS AND THE TRANSACTIONS

CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

                            [Signature Pages Follow]

                                 SIGNATURE PAGE
                                       TO
            EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                             DATED DECEMBER 20, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                         ITS SUBSIDIARIES, AS BORROWERS,
             JPMORGAN CHASE BANK, N.A., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
        GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


         IN WITNESS WHEREOF, the parties hereto have executed this Eighth Amendment as of the day and year first above written.

                                    JPMORGAN CHASE BANK, N.A., as a Lender, as the Issuing Bank, as the Swingline Lender and as the Administrative Agent


                                    By:
                                       -----------------------------------------
                                          Christopher D. Capriotti
                                          Vice President

                                    JPMORGAN CHASE BANK, TORONTO BRANCH, as
                                    a Lender


                                    By:
                                       -----------------------------------------
                                          Christine Chan
                                          Vice President

                                    CIT BUSINESS CREDIT CANADA INC., as a Lender and as the Canadian Administrative Agent

                                    By:
                                       -----------------------------------------

                                             -----------------------------------

                                             -----------------------------------


                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
            EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                             DATED DECEMBER 20, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                         ITS SUBSIDIARIES, AS BORROWERS,
             JPMORGAN CHASE BANK, N.A., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
        GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                                    GENERAL ELECTRIC CAPITAL CORPORATION, as a
                                    Lender and as the Documentation Agent


                                    By:
                                       -----------------------------------------

                                             -----------------------------------

                                             -----------------------------------


                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
            EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                             DATED DECEMBER 20, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                         ITS SUBSIDIARIES, AS BORROWERS,
             JPMORGAN CHASE BANK, N.A., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
        GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                                    GENERAL ELECTRIC CAPITAL CANADA INC., as a
                                    Lender


                                    By:
                                       -----------------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                    THE CIT GROUP/BUSINESS CREDIT, INC., as a
                                    Lender


                                    By:
                                       -----------------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                    U.S. BANK NATIONAL ASSOCIATION, as a Lender


                                    By:
                                       -----------------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                    FLEET CAPITAL GLOBAL FINANCE, INC., as a
                                    Lender


                                    By:
                                       -----------------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
            EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                             DATED DECEMBER 20, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                         ITS SUBSIDIARIES, AS BORROWERS,
             JPMORGAN CHASE BANK, N.A., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
        GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                                    FLEET CAPITAL CORPORATION, as a Lender


                                    By:
                                       -----------------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                    RBC CENTURA BANK, as a Lender


                                    By:
                                       -----------------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                    ROYAL BANK OF CANADA, as a Lender


                                    By:
                                       -----------------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                    CITIZENS BUSINESS CREDIT, as a Lender


                                    By:
                                       -----------------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
            EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                             DATED DECEMBER 20, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                         ITS SUBSIDIARIES, AS BORROWERS,
             JPMORGAN CHASE BANK, N.A., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
        GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                                    MAVERICK TUBE CORPORATION

                                    By:
                                       -----------------------------------------
                                        Pamela G. Boone
                                        Vice President

                                    SEACAT, L.P.

                                    By: Precision GP, LLC, its general partner

                                        By: Maverick Tube Corporation, its
                                            sole member

                                            By:
                                               ---------------------------------
                                                Pamela G. Boone
                                                Vice President

                                    SEAC ACQUISITION, LLC

                                    By: Maverick Tube Corporation, its sole
                                        member

                                            By:
                                               ---------------------------------
                                                Pamela G. Boone
                                                Vice President

                                    MAVERICK C&P, INC.

                                    By:
                                       -----------------------------------------
                                        Pamela G. Boone
                                        Vice President

                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
            EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                             DATED DECEMBER 20, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                         ITS SUBSIDIARIES, AS BORROWERS,
             JPMORGAN CHASE BANK, N.A., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
        GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                                    MAVERICK INVESTMENT, LLC

                                    By:      Maverick Tube Corporation,
                                             its sole member

                                             By:
                                                --------------------------------
                                                      Pamela G. Boone
                                                      Vice President

                                    MAVERICK TUBE, L.P.

                                    By:      Maverick GP, LLC,
                                             its general partner

                                             By:      Maverick Tube Corporation,
                                                      its sole member

                                                      By:
                                                         -----------------------
                                                              Pamela G. Boone
                                                              Vice President

                                    PRECISION TUBE HOLDING, LLC

                                    By:      Maverick Tube Corporation,
                                             its sole member

                                             By:
                                                --------------------------------
                                                      Pamela G. Boone
                                                      Vice President

                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
            EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                             DATED DECEMBER 20, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                         ITS SUBSIDIARIES, AS BORROWERS,
             JPMORGAN CHASE BANK, N.A., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
        GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                                    MAVERICK GP, LLC

                                    By:      Maverick Tube Corporation,
                                             its sole member

                                             By:
                                                --------------------------------
                                                      Pamela G. Boone
                                                      Vice President

                                    PRECISION GP, LLC

                                    By:      Maverick GP, LLC, its sole member

                                             By:      Maverick Tube Corporation,
                                                      its sole member

                                                      By:
                                                         -----------------------
                                                              Pamela G. Boone
                                                              Vice President

                                    PRECISION TUBE TECHNOLOGY, L.P.

                                    By:      Precision GP, LLC, its general
                                             partner

                                             By:      Maverick GP, LLC, its sole
                                                      member

                                             By:      Maverick Tube Corporation,
                                                      its sole member

                                                      By:
                                                         -----------------------
                                                              Pamela G. Boone
                                                              Vice President

                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
            EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                             DATED DECEMBER 20, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                         ITS SUBSIDIARIES, AS BORROWERS,
             JPMORGAN CHASE BANK, N.A., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
        GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                                    PRUDENTIAL STEEL LTD.

                                    By:
                                       -----------------------------------------
                                             Pamela G. Boone
                                             Vice President and Secretary

                                    MAVERICK TUBE (CANADA) INC.

                                    By:
                                       -----------------------------------------
                                             Pamela G. Boone
                                             Vice President and Secretary

                                    MAVERICK EXCHANGECO (NOVA SCOTIA) ULC

                                    By:
                                       -----------------------------------------
                                             Pamela G. Boone
                                             Vice President and Secretary

                                    PRECISION TUBE CANADA LIMITED

                                    By:
                                       -----------------------------------------
                                             Pamela G. Boone
                                             President

                                    MAVERICK TUBE CANADA GP, LTD.

                                    By:
                                       -----------------------------------------
                                             Pamela G. Boone
                                             President

                                 Signature Page

                                 SIGNATURE PAGE
                                       TO
            EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                             DATED DECEMBER 20, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                         ITS SUBSIDIARIES, AS BORROWERS,
             JPMORGAN CHASE BANK, N.A., AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
        GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                                    MAVERICK TUBE CANADA LP

                                    By:      Maverick Tube Canada GP, Ltd.,
                                             its general partner

                                             By:
                                                --------------------------------
                                                      Pamela G. Boone
                                                      President

                                    MAVERICK TUBE INTERNATIONAL HOLDINGS, INC.

                                    By:
                                       -----------------------------------------
                                             Pamela G. Boone
                                             Vice President


                                    MAVERICK TUBE CANADA ULC

                                    By:
                                       -----------------------------------------
                                             Pamela G. Boone
                                             Director


                                    PRUDENTIAL STEEL HOLDINGS, ULC

                                    By:
                                       -----------------------------------------
                                             Pamela G. Boone
                                             President


                                 Signature Page

                                    EXHIBIT A

                            EXCHANGE NOTES INDENTURE

                                (TO BE ATTACHED)




                       Exhibit A-1